CERTIFICATE

	The undersigned hereby certifies that she is the Secretary of Morgan Stanley Limited Duration U.S.
Government Trust (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, that annexed hereto is an Instrument
Establishing and Designating Classes of Shares of the Trust duly adopted by the Trustees of the Trust on February 28, 2013, as provided in Section 6.9(h) of the Declaration of Trust of the Trust, said Instrument to take effect on May 14, 2013, and I do hereby further certify that such Instrument has not been amended and is on the date hereof in full force and effect.

	Dated this 17th day of April, 2013


/s/ Mary E. Mullin
Mary E. Mullin
Secretary



AMENDMENT



Dated:			February 28, 2013
To be Effective:		May 14, 2013






TO

MORGAN STANLEY LIMITED DURATION U.S.
GOVERNMENT TRUST

DECLARATION OF TRUST

DATED

June 3, 1991


MORGAN STANLEY LIMITED DURATION U.S.
GOVERNMENT TRUST

INSTRUMENT ESTABLISHING AND DESIGNATING
CLASSES OF SHARES OF THE TRUST


WHEREAS, Morgan Stanley Limited Duration U.S.
Government Trust (the "Trust") was established by the Declaration of Trust, dated June 3, 1991, as amended from time to time (the "Declaration"), under the laws of the Commonwealth of Massachusetts;

WHEREAS, Section 6.9(h) of the Declaration provides that the establishment and designation of any additional class of shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of such class, or as otherwise provided in such instrument, which instrument shall have the status of an amendment to the Declaration; and

WHEREAS, the Trustees of the Trust have deemed it advisable to establish and designate an additional class of shares and to designate a class for the existing shares held prior to [ ], 2013 ("Existing Class") as provided herein;

NOW, THEREFORE, BE IT RESOLVED:

I. Pursuant to Section 6.9(h) of the Declaration, there is hereby established and designated an additional class of shares, to be known as Class I (the "Additional Class"), which shall be subject to the relative rights, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Declaration with respect to the Existing Class, except to the extent the Trust's Multiple Class Plan Pursuant to Rule 18f-3 attached hereto as Exhibit A sets forth differences between the Existing Class and the Additional Class.

II. Pursuant to Section 6.9(h) of the Declaration, all shares of the Trust issued prior to [ ], 2013 are hereby designated as Advisor Class shares of the Trust.

III. The undersigned hereby certify that this Instrument has been duly adopted in accordance with the provisions of the Declaration.

IV. This instrument may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.











IN WITNESS THEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 28th day of February, 2013.



/s/ Frank L. Bowman
Frank L. Bowman, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


/s/ Michael Bozic
Michael Bozic, as Trustee, and
not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


/s/ Kathleen A. Dennis
Kathleen A. Dennis, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036



/s/ Dr. Manuel H. Johnson
Dr. Manuel H. Johnson, as
Trustee, and not individually
c/o Johnson Smick Group, Inc.
888 16th Street, N.W., Suite 740
Washington, D.C. 20006

/s/ James F. Higgins
James F. Higgins, as Trustee, and
not individually
c/o Morgan Stanley Services
Company Inc.
Harborside Financial Center 201
Plaza Two
Jersey City, NJ 07311

/s/ Joseph J. Kearns
Joseph J. Kearns, as Trustee, and
not individually
c/o Kearns & Associates LLC
PMB754, 22631 Pacific Coast
Highway
Malibu, CA 90265


/s/ Michael F. Klein
Michael F. Klein, as Trustee, and
not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036



/s/ Michael E. Nugent
Michael E. Nugent, as Trustee,
and not individually
522 Fifth Avenue
New York, NY 10036


/s/ W. Allen Reed
W. Allen Reed, as Trustee, and
not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036



/s/ Fergus Reid
Fergus Reid, as Trustee, and not
individually
c/o Joe Pietryka, Inc.
85 Charles Colman Blvd.
Pawling, NY 12564



18048122.3.BUSINESS